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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) May 24, 2004



                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                       1-10702               34-1531521
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 (State or Other Jurisdiction           (Commission            (IRS Employer
       of Incorporation)               File Number)         Identification No.)



  500 Post Road East, Suite 320, Westport, Connecticut               06880
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        (Address of Principal Executive Offices)                  (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)








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Item 9.  Regulation FD Disclosure.

     Terex Corporation ("Terex") issued a press release dated May 24, 2004, announcing that it will participate in the Credit Suisse First Boston Small Cap Conference in New York, New York on May 26, 2004. This will include a presentation by Ronald DeFeo, Chairman and Chief Executive Officer of Terex, Phillip Widman, Senior Vice President and Chief Financial Officer of Terex, and Tom Gelston, Terex's Director of Investor Relations. Terex's slide presentation from this conference will be available on Terex's website, www.terex.com, under the Investors section, beginning May 26, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 24, 2004


                                     TEREX CORPORATION


                                     By:  /s/ Eric I Cohen
                                          Eric I Cohen
                                          Senior Vice President